Exhibit 10.2

June 28, 2010

InfoLogix, Inc.

tot East County Line Road, Suite 210

Hatboro, PA 19040

Attn: John A. Roberts, Chief Financial Officer

Re: Registration Rights Agreement

Dear Mr. Roberts:

Reference is made to that certain Registration Rights Agreement (the “Agreement”), dated as of April 6, 2010, by and between Hercules Technology Growth Capital, Inc. (“Hercules”) and InfoLogix, Inc. (the “Company”). Capitalized terms used but not defined herein shall have the meaning given to them in the Agreement. In consideration of the mutual promises made in this letter agreement, and for’ other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.             Pursuant to the terms of the Agreement, the Company agreed to prepare and file with the Commission the Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 on or before the Filing Date.

2.             Pursuant to Section 6(e) of the Agreement, Hercules (I) hereby agrees that the reference to May 31, 2010 in the definition of “Filing Date” shall be extended to August 31, 2010 and that the reference to June 15,2010 in the definition of “Effectiveness Date” shall be extended to September 30, 20 I 0 and (ii) hereby unconditionally waives its right to any Liquidated Damages that have accrued or may accrue under the Agreement through such dates.

3.             Other than as-expressly specified herein, the terms and conditions of the Agreement shall continue and shall remain unchanged and in full force and effect.

4.             This letter agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, and prior written 01’ oral agreements concerning the subject matter hereof. This letter agreement may not be amended, supplemented or modified in whole 01’ in part except by a written agreement signed by the parties hereto.

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400 HAMILTON AVE:NUE:

SUITE 310

PALO ALTO, CA 94301

TEL: 650.289.3060

FAX: 650.473.9194

www.HTGC.COM

Please indicate your consent and agreement to be bound by the provisions of this letter agreement by signing where indicated below.

Sincerely,
HERCULES TECHNOLOGY GROWTH CAPITAL, INC

/s/ Nicholas Martitsch
Name: K. Nicholas Martitsch
Title: Associate General Counsel

ACKNOWLEDGED AND AGREED:
INFOLOGIX, INC,

/s/John A. Roberts
Name John A. Roberts
Title: Chief Financial Officer